Exhibit 10.2

FIFTH AMENDMENT TO PURCHASE AGREEMENT

This Fifth Amendment to Purchase Agreement, dated as of December 3, 2024 (this “Amendment”), is among AAR CORP., on behalf of itself and each Seller (in such capacity, the “Seller Representative”), as servicer (in such capacity, the “Servicer” and, together with the Seller Representative, the “AAR Parties” and each an “AAR Party”), and as parent (in such capacity, the “Parent”), and CITIBANK, N.A. (the “Buyer”).

RECITALS

WHEREAS, the AAR Parties, the Sellers and the Buyer are parties to that certain Purchase Agreement, dated as of February 23, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.Amendments to the Agreement.

(a)AAR Landing Gear LLC, a Florida limited liability company and an affiliate of AAR listed as a Seller on the signature pages of the Agreement (“AAR LG”), is hereby terminated as a Seller under the Agreement effective as of the date hereof.
(b)From and as of the date hereof, (i) AAR LG will (A) no longer be able to Post Offers, utilize the Platform or otherwise transact business under the Agreement, and (B) no longer be party to, or a Seller under, the Agreement, and (ii) any reference in the Agreement and in the other Transaction Documents to “Seller” without further designation shall be a reference to each Seller, respectively, as applicable, except AAR LG.
(c)The obligations of AAR LG arising in connection with the Agreement, including but not limited to, confidentiality, security, indemnity, payment and reimbursement obligations, related to AAR LG’s activities prior to the date hereof shall survive AAR LG’s termination as a Seller under the Agreement, and each Seller’s joint and several liability with respect to such obligations, as applicable, shall continue in full force and effect and shall be governed by the terms of the Agreement.

SECTION 3.Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the parties hereto shall have received counterparts of this Amendment executed by each of the other parties hereto.

SECTION 4.Representations and Warranties. The Seller Representative (on behalf of itself and each Seller) and the Servicer hereby make to the Buyer, on and as of the date hereof, the following representations and warranties:

(a)Authority. The execution, delivery and performance by the applicable AAR Party of this Amendment (i) are within such AAR Party’s corporate powers and (ii) have been duly authorized by all necessary corporate action;
(b)Enforceability. This Amendment constitutes the legal, valid and binding obligation of the applicable AAR Party, enforceable against such AAR Party in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);
(c)Representations, Warranties and Covenants. Its representations, warranties and covenants contained in the Agreement (other than those set forth in clauses (i) and (k) of Exhibit C thereof) are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; and
(d)No Event of Termination. No Event of Termination has occurred and is continuing.

SECTION 5.Ratification of Parent Undertaking.  The Parent hereby acknowledges and agrees that, immediately after giving effect to this Amendment, the Parent Undertaking shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6.Effect of Amendment; Ratification.

(a)Upon the effectiveness of this Amendment, each reference in the Agreement to the “Purchase Agreement”, “this Agreement”, “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
(b)Except as specifically amended hereby, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer or any of its assignees under the Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 7.Execution; Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflicts of law principles.

SECTION 9.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

AAR CORP., as Seller Representative (on behalf of itself and each Seller) and as Servicer

By:	/s/ Mark Zitella
Name:	Mark Zitella
Title:	Vice President and Treasurer

AAR CORP., as Parent

By:	/s/ Mark Zitella
Name:	Mark Zitella
Title:	Vice President and Treasurer

Fifth Amendment

CITIBANK, N.A.,
as Buyer

By:	/s/ Brendan Coleman
Name:	Brendan Coleman
Title:	Vice President

Fifth Amendment